Execution Version AMENDMENT NO. 8 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT THIS AMENDMENT NO. 8 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 23, 2022 among POTBELLY SANDWICH WORKS, LLC, an Illinois limited liability company (“Borrower”), the other Loan Parties (as such term is defined in the Credit Agreement), the financial institutions listed on the signature pages hereto as lenders (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). W I T N E S S E T H: WHEREAS, the Loan Parties, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of August 7, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”, and as amended hereby, the “Amended Credit Agreement”); and WHEREAS, the Loan Parties desire to amend the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein; NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. Terms defined in the Amended Credit Agreement that are used herein shall have the same meanings as are set forth in the Amended Credit Agreement for such terms unless otherwise defined herein. 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment: (a) The following defined term set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows: “Maturity Date” means December 31, 2023 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof. (b) Section 6.12 of the Credit Agreement is amended and restated in its entirety as follows: SECTION 6.12. Financial Covenants.

-2- (a) EBITDA. The Loan Parties shall not permit EBITDA for any Computation Period set forth below to be less than the applicable amount set forth below for such Computation Period: Computation Periods ending on or about (all dates are inclusive): Minimum EBITDA: August 31, 2022 $ 4,560,000 September 30, 2022 4,160,000 October 31, 2022 5,360,000 November 30, 2022 6,480,000 December 31, 2022 7,680,000 January 31, 2023 8,580,000 February 28, 2023 9,240,000 March 31, 2023 10,540,000 April 30, 2023 12,140,000 May 31, 2023 13,000,000 June 30, 2023 13,500,000 July 31, 2023 14,000,000 August 31, 2023 14,500,000 September 30, 2023 14,500,000 October 31, 2023 15,000,000 November 30, 2023 and thereafter 15,500,000 (b) Liquidity. The Loan Parties shall not permit Liquidity on the last day of any month set forth below to be less than the applicable amount set forth below for such month:

-3- Months (all dates are inclusive): Minimum Liquidity: August 2022 $15,300,000 September 2022 13,100,000 October 2022 12,500,000 November 2022 14,300,000 December 2022 14,100,000 January 2023 11,700,000 February 2023 12,600,000 March 2023 10,000,000 April 2023 10,000,000 May 2023 12,100,000 June 2023 16,900,000 July 2023 16,900,000 August 2023 19,000,000 September 2023 19,000,000 October 2023 19,000,000 November 2023 and thereafter 23,000,000 As used herein, the term “Liquidity” means, at any time, the sum of (i) the Available Revolving Commitment at such time, plus (ii) the Consolidated Cash Balance maintained with Chase at such time (excluding the aggregate amount of the Consolidated Cash Balance of non-wholly owned Subsidiaries and Permitted J/Vs in excess of $2,500,000). 3. Conditions. When each of the following conditions has been completely satisfied as determined by the Administrative Agent in its reasonable discretion on the date of this Amendment (the “Effective Date”), the amendments to the Credit Agreement described in Section 2 of this Amendment shall be deemed to have become effective as of the date hereof: (a) Documents. The Administrative Agent shall have received each of the following agreements, instruments and other documents, in each case in form and substance reasonably satisfactory to the Administrative Agent: (i) this Amendment duly executed and delivered by the Loan Parties, the Lenders and the Administrative Agent; and (ii) such other documents, agreements, instruments, certificates, opinions and other items as the Administrative Agent may reasonably request in connection with this Amendment, including the documents, agreements, instruments, certificates, opinions and other items listed on the document checklist attached hereto as Exhibit A. (b) Representations and Warranties; No Default. As of the date hereof (and, if different, also as of the Effective Date): (i) the representations and warranties contained herein, in the Amended Credit Agreement (other than with respect to the second sentence of Section 3.05(a) therein) and in each other Loan Document shall be true and correct in all material

-4- respects (both immediately before and after giving effect to consummation of the amendments and other transactions contemplated hereby), except to the extent any such representation and warranty expressly refers to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date; provided, however, that, solely for the purposes of the representation and warranty set forth in Section 3.04(b) of the Credit Agreement, the term “Material Adverse Effect” will exclude the known and reasonably foreseeable effects, as reflected in financial statements and projections delivered to the Administrative Agent prior to the Effective Date on the Loan Parties and their Subsidiaries (including, without limitation, on the business, assets, operations or condition, financial or otherwise, thereof) of the COVID-19 epidemic, pandemic and disease; and (ii) no Default or Event of Default shall exist (after giving effect hereto and consummation of the transactions contemplated hereby). (c) Proceedings. All resolutions, consents and other corporate or limited liability company proceedings taken or to be taken in connection with the transactions contemplated hereby, and all agreements, instruments, certificates and other documents relating thereto, shall be in form and substance satisfactory to the Administrative Agent, as determined in its sole and absolute discretion, and shall be in full force and effect. (d) Fees. The Borrower shall have paid to the Administrative Agent, for the account of Lenders in accordance with their respective Applicable Percentages, a non-refundable amendment fee in the aggregate amount of $50,000 and all reasonable, out-of-pocket expenses required to be paid to the Administrative Agent’s special counsel on or prior to the Effective Date pursuant to Section 9.03 of the Amended Credit Agreement shall have been paid in full. 4. Release. The Borrower and each other Loan Party hereby release, discharge, and agree to hold harmless the Administrative Agent, each Lender and their respective representatives, agents, employees, attorneys, directors, officers, parents, affiliates, assigns, insurers, subsidiaries, and their successors and assigns (collectively, the “Released Parties”) from any and all claims, defenses, affirmative defenses, setoffs, counterclaims, actions, causes of action, suits, controversies, agreements, provisions, liabilities and demands in law or in equity or under statute, whether known or unknown (collectively, the “Claims”) which any one or more of the Borrower and the other Loan Parties ever had, now has, or may hereafter have against or related to the Released Parties through the date of this Amendment relating to or arising out of (i) this Amendment, the Credit Agreement, the Amended Credit Agreement, the other Loan Documents or the transactions described herein or therein, (ii) any proposal letter, commitment letter or term sheet, (iii) the Secured Obligations, (iv) the Administrative Agent’s or any Lender’s administration of this Amendment, the Credit Agreement, the Amended Credit Agreement or the other Loan Documents, or (v) the banking relationship of any one or more of the Borrower and the other Loan Parties with the Administrative Agent or any Lender. 5. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants that: (a) the execution and delivery by such Loan Party of this Amendment, each other document, instrument and agreement to be executed and delivered by such Loan Party in connection herewith (this Amendment and such other documents, instruments and agreements are referred to herein, collectively, as the “Amendment Documents”) and the performance of such Loan Party’s obligations hereunder, thereunder and under the Amended

-5- Credit Agreement: (i) are within the corporate or limited liability company powers of such Loan Party, (ii) are duly authorized by the board of directors or managers of such Loan Party, and, if necessary, the shareholders or members of such Loan Party, (iii) are not in contravention of the terms of such Loan Party’s articles or certificate of incorporation or formation, by-laws, operating, management or partnership agreement or other organizational documents, (iv) are not in (x) contravention of the terms of the provisions of any indenture, instrument or agreement to which such Loan Party is a party or is subject, or by which it, or its property, is bound, or (y) conflict therewith, nor will constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the property of such Loan Party pursuant to the terms of any such indenture, instrument or agreement (other than Liens in favor of the Administrative Agent, for the benefit of itself and the Lenders, under the Security Agreement and any other Permitted Encumbrances), (v) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, which individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and (vi) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) for filings necessary to perfect Liens created pursuant to the Loan Documents or (iii) those that individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (b) each of this Amendment and the other Amendment Documents has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (c) the Amended Credit Agreement, and each other Loan Document, after giving effect hereto, constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (d) as of the date hereof, and (after giving effect hereto and consummation of the transactions contemplated hereby) as of the Effective Date, there exists no Default or Event of Default; (e) no Domestic Subsidiaries have been formed or acquired after August 7, 2019 (except for Permitted J/Vs, if any); and (f) all conditions set forth in Section 3 of this Amendment have been satisfied in full (provided that no representation or warranty is made as to the Administrative Agent’s or any Lender’s acceptance or satisfaction with any matter). All representations and warranties contained in this Amendment shall survive the execution and delivery of this Amendment. 6. Consent of Loan Guarantor. Each Loan Party (other than Borrower), in its capacity as a Loan Guarantor under Article X of the Credit Agreement, hereby consents to this Amendment and the amendments contained herein and confirms and agrees that, notwithstanding this Amendment and the effectiveness of the amendments contained herein, the Loan Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects notwithstanding the terms of this Amendment or any other amendment to the Credit Agreement. Nothing herein is intended or shall be deemed to limit the Administrative Agent’s or any Lender’s rights under the Loan Guaranty to take actions without the consent of any Loan Guarantor. 7. Reference to/Effect on the Credit Agreement, Etc.

-6- (a) On and after the Effective Date: (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Amended Credit Agreement, and (ii) each reference to the Credit Agreement in all other Loan Documents shall mean and be a reference to the Amended Credit Agreement. (b) Except as otherwise provided herein, the Credit Agreement, all other Loan Documents, all covenants, representations and warranties made therein, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby reaffirmed, ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not (i) except as specifically stated herein, amend the Credit Agreement or any other Loan Document, (ii) operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, or (iii) except as specifically stated herein, constitute a waiver of, or consent to any departure from, any provision of the Credit Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith. (d) Each Loan Party acknowledges and agrees that: (i) as of the date hereof (and, if different, also as of the Effective Date), such Loan Party has no defenses, claims or set- offs to the payment of the Secured Obligations or to the enforcement of the Secured Obligations, the Amended Credit Agreement or any of the other Loan Documents; and (ii) the Liens granted to the Administrative Agent, for the benefit of itself and the Lenders, by such Loan Party are and remain valid perfected Liens in the assets of such Loan Party securing the payment and performance of the Secured Obligations. (e) This Amendment and the other Amendment Documents shall each be deemed a Loan Document for the purposes of the Amended Credit Agreement. 8. Miscellaneous. (a) Choice of Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois, but giving effect to federal laws applicable to national banks. (b) Severability. Any provision of any Amendment Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. (c) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER AMENDMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER

-7- AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (d) Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. (e) Counterparts. This Amendment may be executed and accepted in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment and any Amendment Document that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement and such Amendment Document. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any Amendment Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent or any Lender to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it. If the Administrative Agent or any Lender agrees to accept any Electronic Signature, it shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the signers without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the signers hereby (a) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any one or more of the Administrative Agent, the Lenders and signers of the Credit Agreement, this Amendment or any Amendment Document, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of the Credit Agreement, any Loan Document, this Amendment and any Amendment Document shall have the same legal effect, validity and enforceability as any paper original, (b) agree that the Administrative Agent and each Lender may, at its option, create one or more copies of the Credit Agreement, any Loan Document, this Amendment and any Amendment Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (c) waives any argument, defense or right to contest the legal effect, validity or enforceability of the Credit Agreement, any Loan Document, this Amendment and any

-8- Amendment Document based solely on the lack of paper original copies of the Credit Agreement, any Loan Document, this Amendment and any Amendment Document, respectively, including with respect to any signature pages thereto and (d) waives any claim against the Administrative Agent and each Lender for any liabilities arising solely from the Administrative Agent’s or such Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the signers hereto to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. [signature page(s) follow]

EXHIBIT A Document Checklist See Attached

AMENDMENT NO. 8 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT among POTBELLY SANDWICH WORKS, LLC, as Borrower and as a Loan Party THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO and JPMORGAN CHASE BANK, N.A., as Administrative Agent September 23, 2022 Definitions Borrower Potbelly Sandwich Works, LLC, an Illinois limited liability company Loan Parties Borrower Potbelly Corporation, a Delaware corporation Potbelly Illinois, Inc., an Illinois corporation Potbelly Franchising, LLC, an Illinois limited liability company Potbelly Sandwich Works DC-1, LLC, an Illinois limited liability company PSW West Jackson, LLC, an Illinois limited liability company PSW 555 Twelfth Street, LLC, an Illinois limited liability company PSW Rockville Center, LLC, an Illinois limited liability company PSW DC Acquisition LLC, an Illinois limited liability company PSW PBD Acquisition LLC, an Illinois limited liability company Administrative Agent JPMorgan Chase Bank, N.A. Lender JPMorgan Chase Bank, N.A. (“Chase”) AFS ArentFox Schiff LLP SA Sidley Austin LLP

2 Facility Information Potbelly Sandwich Works, LLC UCN: 790278964000 Facility ID: 198731685 Contact Information for Counsel for Administrative Agent ArentFox Schiff LLP 233 S. Wacker Drive - Suite 7100 Chicago, Illinois 60606 Attention: Scott E. Pickens Electronic Mail: scott.pickens@afslaw.com Telephone: 312.258.5515 Signed by: __________________________ Scott E. Pickens Document Checklist Responsible Party 1. Amendment No. 8 to Second Amended and Restated Credit Agreement by and among the Loan Parties, the Lenders and the Administrative Agent Exhibit A Document Checklist AFS 2. Secretary’s Certificate of each Loan Party certifying as to (a) no change to the certificate or articles of formation or incorporation, as applicable, of such Loan Party since August 7, 2019, (b) no change to the by-laws or limited liability company agreement, as applicable, of such Loan Party since August 7, 2019, (c) no change since February 26, 2021 to the names and true signatures of the officers of such Loan Party authorized to execute, deliver and perform the Amendment and certified to the Lenders and the Administrative Agent on such date, and (d) resolutions of the applicable governing body of such Loan Party authorizing the execution, delivery and performance of the Amendment SA

3 3. Certificate of good standing of each Loan Party from the applicable office set forth below for such Loan Party Loan Party Office Potbelly Sandwich Works, LLC Secretary of State of Illinois Potbelly Corporation Secretary of State of Delaware Potbelly Illinois, Inc. Secretary of State of Illinois Potbelly Franchising, LLC Secretary of State of Illinois Potbelly Sandwich Works DC-1, LLC Secretary of State of Illinois PSW West Jackson, LLC Secretary of State of Illinois PSW 555 Twelfth Street, LLC Secretary of State of Illinois PSW Rockville Center, LLC Secretary of State of Illinois PSW DC Acquisition LLC Secretary of State of Illinois PSW PBD Acquisition LLC Secretary of State of Illinois SA